UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2014

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Panhandle 1 Purchase and Sale Agreement.

On May 1, 2014, Pattern Energy Group Inc. (“Pattern Energy”), entered into a Purchase and Sale Agreement (the “PH1 PSA”) with Pattern Renewables LP (“PH1 Seller”), a Delaware limited partnership and controlled affiliate of Pattern Energy Group LP (“Pattern Development”), a Delaware limited partnership, and Pattern Development, as guarantor of PH1 Seller’s obligations under the PH1 PSA. Upon the terms and subject to the conditions set forth in the PH1 PSA, a subsidiary of Pattern Energy will purchase at closing (the “PH1 Closing”) from PH1 Seller 100% of the membership interests in Panhandle Wind Holdings LLC, a Delaware limited liability company, which owns 100% of the membership interests in Panhandle B Holdco LLC, a Delaware limited liability company, which immediately prior to the PH1 Closing will in turn own 100% of the membership interests in Panhandle B Member LLC, a Delaware limited liability company, which immediately prior to the PH1 Closing will own 100% of the Class B membership interests in Pattern Panhandle Wind LLC (the “PH1 Project Company”), a Delaware limited liability company and the project company for the approximately 218 MW Panhandle 1 wind project located in Carson County, Texas, for consideration of approximately US$125 million, subject to certain adjustments. Pattern Energy expects to fund the acquisition from available cash (including approximately $300 million of primary proceeds, before offering expenses, from its previously announced public offering) and credit facilities. Prior to the PH1 Closing, certain tax equity investors (the “Tax Equity Investors”) will make certain capital contributions and acquire 100% of the Class A membership interests in the PH1 Project Company.

Immediately following the PH1 Closing, (1) Panhandle B Member LLC will hold 100% of the Class B membership interests in the PH1 Project Company and (2) the Tax Equity Investors will hold 100% of the Class A membership interests in the PH1 Project Company.

Pattern Energy’s and PH1 Seller’s obligations to consummate the transactions contemplated by the PH1 PSA are subject to the satisfaction or waiver of various customary conditions, including, among others, (1) no violation of governmental rules, and no order of any court or administrative agency being in effect which restrains or prohibits the transactions contemplated by the PH1 PSA, (2) subject to certain exceptions, the accuracy of the representations of the other party set forth in the PH1 PSA, (3) certain purchase price adjustments not exceeding certain amounts, (4) in the case of Pattern Energy, the satisfaction or waiver (with the consent of Pattern Energy) of certain conditions precedent to the obligations of the Tax Equity Investors under the related tax equity investment documentation, (5) in the case of Pattern Energy, confirmation that the Tax Equity Investors have funded the capital contributions referred to above, and (6) in the case of Pattern Energy, that Pattern Energy has received US$125 million in net cash proceeds from an offering of newly-issued shares of its Class A common stock (the “Equity Raise CP”).

The PH1 PSA provides for certain limited rights, held by both parties, to terminate the PH1 PSA, including if the transactions contemplated by the PH1 PSA have not been consummated by February 28, 2015. In addition, PH1 Seller has a right to terminate the PH1 PSA if the Equity Raise CP has not been satisfied (or waived by Pattern Energy) on or before June 15, 2014.

The PH1 PSA includes customary representations by Pattern Energy and PH1 Seller, including as to due authorization, non-contravention, governmental consents and approvals, enforceability, ownership and title and no litigation or adverse claims, tax matters and with respect to the underlying wind project. The PH1 PSA provides for customary indemnification by Pattern Energy and PH1 Seller, as applicable, for breaches of representations or covenants, which indemnification is subject to customary limitations including, among other things, a cap and time limits.

The PH1 PSA was approved by the Conflicts Committee of Pattern Energy’s Board of Directors, which is comprised solely of independent directors.

The foregoing description of the PH1 PSA does not purport to be a complete description and is qualified in its entirety by reference to the full text of the PH1 PSA which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Historical Financial Statements for the Panhandle 1 and Panhandle 2 Transactions.

This Current Report on Form 8-K includes the historical financial statements of Panhandle Wind Holdings LLC, as noted in
Item 9.01(a)(1) and Item 9.01(a)(2) below and as attached hereto as Exhibit 99.2 and Exhibit 99.3.

This Current Report on Form 8-K also includes the historical financial statements of Panhandle B Member 2 LLC, as noted in Item 9.01(a)(3) and Item 9.01(a)(4) below and as attached hereto as Exhibit 99.4 and Exhibit 99.5. As previously reported in a Current Report on Form 8-K filed on December 24, 2013, pursuant to the Purchase and Sale Agreement, dated December 20, 2013, by and among Pattern Energy Group Inc., Panhandle B Holdco 2 LLC and Pattern Energy Group LP, Pattern Energy agreed to acquire 100% of the ownership interest in Panhandle B Member 2 LLC, which at the time of acquisition will indirectly own 100% of the equity interests in Pattern Panhandle

Wind 2 LLC, the owner of a 182 MW wind project being built in Carson County, Texas, for approximately US$122.9 million in cash, subject to certain adjustments.

Pro Forma Financial Statements

This Current Report on Form 8-K includes certain unaudited pro forma financial information, as noted in Item 9.01(b) below and as attached hereto as Exhibit 99.6.

Item 7.01. Regulation FD Disclosure.

On May 2, 2014, Pattern Energy issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(a)(1)

Financial Statements of Business Acquired

The following audited financial statements of Panhandle Wind Holdings LLC are being filed with this Current Report on Form 8-K as Exhibit 99.2:

Report of Independent Auditors

Consolidated Statement of Financial Position

Consolidated Statement of Operations and Comprehensive Loss

Consolidated Statement of Changes in Members’ Capital

Consolidated Statement of Cash Flows

Notes to Consolidated Financial Statements

(a)(2)

Financial Statements of Business Acquired

The following unaudited interim financial statements of Panhandle Wind Holdings LLC are being filed with this Current Report on Form 8-K as Exhibit 99.3:

Consolidated Statement of Financial Position

Consolidated Statement of Operations and Comprehensive Loss

Consolidated Statement of Changes in Members’ Capital

Consolidated Statement of Cash Flows

(a)(3)

Financial Statements of Business Acquired

The following audited financial statements of Panhandle B Member 2 LLC are being filed with this Current Report on Form 8-K as Exhibit 99.4:

Report of Independent Auditors

Consolidated Statement of Financial Position

Consolidated Statement of Operations and Comprehensive Loss

Consolidated Statement of Changes in Members’ Capital

Consolidated Statement of Cash Flows

Notes to Consolidated Financial Statements

(a)(4)

Financial Statements of Business Acquired

The following unaudited interim financial statements of Panhandle B Member 2 LLC are being filed with this Current Report on Form 8-K as Exhibit 99.5:

Consolidated Statement of Financial Position

Consolidated Statement of Operations and Comprehensive Loss

Consolidated Statement of Changes in Members’ Capital

Consolidated Statement of Cash Flows

(b)

Pro Forma Financial Information

The following unaudited pro forma financial information for the year ended December 31, 2013 and the three months ended March 31, 2014 are being filed with this Current Report on Form 8-K as Exhibit 99.6:

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2014

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013

Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2014

(d)	Exhibits

Exhibit Number	Description

2.1	Purchase and Sale Agreement, dated as of May 1, 2014, by and among Pattern Energy Group Inc., Pattern Renewables LP and Pattern Energy Group LP (PH1 PSA).

23.1	Consent of Independent Auditors.

99.1	Press Release issued by Pattern Energy Group Inc. dated May 2, 2014.

99.2	Audited Financial Statements of Panhandle Wind Holdings LLC.

99.3	Unaudited Interim Financial Statements of Panhandle Wind Holdings LLC.

99.4	Audited Financial Statements of Panhandle B Member 2 LLC.

99.5	Unaudited Interim Financial Statements of Panhandle B Member 2 LLC.

99.6	Pro Forma Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2014

PATTERN ENERGY GROUP INC.

By:	/s/ Dyann Blaine
Name: Dyann Blaine Title: Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Purchase and Sale Agreement, dated as of May 1, 2014, by and among Pattern Energy Group Inc., Pattern Renewables LP and Pattern Energy Group LP (PH1 PSA)

23.1	Consent of Independent Auditors.

99.1	Press Release issued by Pattern Energy Group Inc. dated May 2, 2014.

99.2	Audited Financial Statements of Panhandle Wind Holdings LLC.

99.3	Unaudited Interim Financial Statements of Panhandle Wind Holdings LLC.

99.4	Audited Financial Statements of Panhandle B Member 2 LLC.

99.5	Unaudited Interim Financial Statements of Panhandle B Member 2 LLC.

99.6	Pro Forma Financial Information.